EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 30, 2007	/s/ Marcia S. Albright
Marcia S. Albright

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 31, 2007	/s/ Dean Calhoun
Dean Calhoun

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint KURT G. MILLER and DANICE L. CHARTRAND, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 21, 2007	/s/ John H. Castle
John H. Castle

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE and KURT G. MILLER, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 20, 2007	/s/ Danice L. Chartrand
Danice L. Chartrand

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 31, 2007	/s/ H. Kenneth Cole
H. Kenneth Cole

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 29, 2007	/s/ Gary H. Haberl
Gary H. Hart

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 21, 2007	/s/ Nolan E. Hooker
Nolan E. Hooker

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 18, 2007	/s/ Gregory J. Hull
Gregory J. Hull

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 21, 2007	/s/ Thomas E. Kolassa
Thomas E. Kolassa

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 20, 2007	/s/ Donald J. Labrecque
Donald J. Labrecque

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 4, 2007	/s/ Brian P. McConnell
Brian P. McConnell

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE and DANICE L. CHARTRAND, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 25, 2007	/s/ Kurt G. Miller
Kurt G. Miller

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Southern Michigan Bancorp, Inc., a Form S-4 Registration Statement of Southern Michigan Bancorp, Inc. relating to its shares of Common Stock, par value of $2.50 per share, to be issued pursuant to the Agreement and Plan of Merger between FNB Financial Corporation and Southern Michigan Bancorp, Inc., dated as of April 17, 2007, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 21, 2007	/s/ Freeman E. Riddle
Freeman E. Riddle